8. BANK LOANS AND NOTES PAYABLE (Details 1) - USD ($)	Jun. 30, 2015	Jun. 30, 2014
Bank Loans And Notes Payable Details 1
Note payable in fixed monthly installments of $6,610 of principal and interest at a rate of 5.5% with any principal due at maturity on May 1, 2028; collateralized by the building and land; paid in full during fiscal year 2015.	$ 804,550	$ 1,069,793
Bank loan payable in fixed monthly payments of $6,800 of principal and interest at a rate of .25% below prime, as defined, subject to a floor of 5% with any principal due at maturity on June 1, 2018; collateralized by the building and land.	573,657	624,760
Note payable in fixed monthly installments of $6,610 of principal and interest at a rate of 5.5% with any principal due at maturity on May 1, 2028; collateralized by the building and land; paid in full during fiscal year 2015.	0	701,716
Total	$ 1,378,207	$ 2,396,269